UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2026

Central Index Key Number of the issuing entity: 0002140978

BANK5 2026-5YR23

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-06	13-3291626
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

1585 Broadway, New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 14, 2026 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK5 2026-5YR23, Commercial Mortgage Pass-Through Certificates, Series 2026-5YR23 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 33 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 26, 2026, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 26, 2026, between the Registrant and WFB; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 26, 2026, between the Registrant and BANA; and certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 26, 2026, between the Registrant and JPMCB.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Mountain Industrial Portfolio	Exhibit 4.2	Exhibit 99.5
Southeast MHP Portfolio	Exhibit 4.3	Exhibit 99.6
Glendale Fashion Center	N/A	Exhibit 99.7
Inwood Living	N/A(1)	Exhibit 99.8
10 West End	N/A	Exhibit 99.9
Haven Leased Fee Portfolio	Exhibit 4.4	Exhibit 99.10
West Memorial Place	Exhibit 4.3	Exhibit 99.11

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland has appointed Trimont LLC (“Trimont”) as a primary servicer with respect to six (6) mortgage loans, representing approximately 22.8% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of July 1, 2026 and attached hereto as Exhibit 99.12, between Midland, as master servicer, and Trimont, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Trimont Primary Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 26, 2026, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 26, 2026, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Morgan Stanley Bank, N.A., WFB and BANA (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of June 26, 2026, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 29, 2026 and filed with the Securities and Exchange Commission on June 30, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 26, 2026, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2026, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of May 13, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the MTN 2026-LPFX securitization transaction, pursuant to which the Mountain Industrial Portfolio Mortgage Loan is serviced.
4.3	Pooling and Servicing Agreement, dated as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and asset representations reviewer, relating to the BANK5 2026-5YR22 securitization transaction, pursuant to which each of the Southeast MHP Portfolio and West Memorial Place Mortgage Loans is serviced.
4.4	Pooling and Servicing Agreement, dated as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the WFCM 2026-5C8 securitization transaction, pursuant to which the Haven Leased Fee Portfolio Mortgage Loan is serviced.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 29, 2026.
99.1	Mortgage Loan Purchase Agreement, dated as of June 26, 2026, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of June 26, 2026, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 26, 2026, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of June 26, 2026, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.5	Co-Lender Agreement, dated as of May 8, 2026, by and among Wells Fargo Bank, National Association, as initial note A-1-1 holder, initial note A-2-1 holder, initial note A-3-1-1 holder, initial note A-3-1-2 holder, initial note A-4-1-1 holder, initial note A-4-1-2 holder, initial note B-1-1 holder, initial note B-2-1 holder and initial agent, Citi Real Estate Funding Inc., as initial note A-1-4 holder, initial note A-2-4 holder, initial note A-3-4 holder, initial note A-4-4 holder, initial note B-1-4 holder and initial note B-2-4 holder, Bank of America, N.A., as initial note A-1-2 holder, initial note A-2-2 holder, initial note A-3-2-1 holder, initial note A-3-2-2 holder, initial note A-3-2-3 holder, initial note A-4-2-1 holder, initial note A-4-2-2 holder, initial note A-4-2-3 holder, initial note B-1-2 holder and initial note B-2-2 holder, UBS AG New York Branch, as initial note A-1-6 holder, initial note A-2-6 holder, initial note A-3-6 holder, initial note A-4-6 holder, initial note B-1-6 holder and initial note B-2-6 holder, Morgan Stanley Bank, N.A., as initial note A-1-5 holder, initial note A-2-5 holder, initial note A-3-5 holder, initial note A-4-5 holder, initial note B-1-5 holder and initial note B-2-5 holder, and Bank of Montreal, as initial note A-1-3 holder, initial note A-2-3 holder, initial note A-3-3 holder, initial note A-4-3 holder, as initial note B-1-3 holder and as initial note B-2-3 holder, relating to the Mountain Industrial Portfolio Whole Loan.
99.6	Agreement Between Note Holders, dated as of April 30, 2026, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Southeast MHP Portfolio Whole Loan.
99.7	Agreement Between Note Holders, dated as of June 5, 2026, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder and initial agent, relating to the Glendale Fashion Center Whole Loan.
99.8	Agreement Between Note Holders, dated as of June 15, 2026, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Inwood Living Whole Loan.
99.9	Agreement Between Note Holders, dated as of June 12, 2026, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 10 West End Whole Loan.
99.10	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as initial owner of note A-1-1, note A-1-2, note A-1-3, note A-1-4 and note A-1-5 and initial agent, and Morgan Stanley Mortgage Capital Holdings LLC, as initial owner of note A-2-1, note A-2-2 and Note A-2-3, relating to the Haven Leased Fee Portfolio Whole Loan.
99.11	Co-Lender Agreement, dated as of May 21, 2026, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial agent, relating to the West Memorial Place Whole Loan.
99.12	Primary Servicing Agreement, dated as of July 1, 2026, by and between Midland Loan Serviced, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President

Dated: June 30, 2026

BANK5 2026-5YR23 - Form 8-K (Pricing)